SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        American Capital Strategies, Ltd.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        American Capital Strategies, Ltd.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

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1)  Title of each class of securities to which transaction applies:
    Common Stock, $0.01 par value

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    N/A

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4)  Proposed maximum aggregate value of transaction:
    N/A

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

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

                       [AMERICAN CAPITAL STRATEGIES LOGO]

                        AMERICAN CAPITAL STRATEGIES, LTD.
                       2 BETHESDA METRO CENTER, 14th FLOOR
                            BETHESDA, MARYLAND 20814

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 3, 2000

                            ------------------------

To the Stockholders:

         The Annual Meeting of Stockholders of American Capital Strategies, Ltd. (the "Company"), will be held at the offices of the Company, Two Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, on Wednesday, May 3, 2000, at 11:00 a.m., for the following purposes:

         1. To elect three directors of the Company each to serve a three-year term and until their successors are elected and qualified;

         2. To consider the adoption of an amendment to the Company's Second Amended and Restated Certificate of Incorporation (i) so as to extend indemnification rights to the Company's employees, and (ii) limit the exculpation from liability to the Company or its stockholders for officers and directors in certain circumstances;

         3. To consider approval of the Company's 2000 Employee Stock Option
            Plan;

         4. To consider approval of the Company's 2000 Disinterested Director Stock Option Plan;

         5. To consider an amendment to the Company's fundamental policies so as to permit the Company to be an underwriter in limited circumstances related to the Company's Directed Share Subscription Program;

         6. To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the year ending December 31, 2000; and

         7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 21, 2000, are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         A proxy statement, form of proxy and self-addressed envelope are enclosed. Please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            John E. Erickson
                                            Vice President, Chief
                                            Financial Officer and Secretary

April 4, 2000

                       [AMERICAN CAPITAL STRATEGIES LOGO]


                        AMERICAN CAPITAL STRATEGIES, LTD.

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Capital Strategies, Ltd. (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 3, 2000, at 11:00 a.m. at the offices of the Company, Two Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders, which includes audited financial statements for the year ended December 31, 1999, are first being sent to stockholders on or about April 5, 2000.

                                     GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time prior to the voting of the proxy by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Company. In the event you attend the Annual Meeting, you may revoke your proxy and cast your vote personally. Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted FOR the election of the three director nominees, FOR the amendments (the "Charter Amendment") to the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") pertaining to indemnification and exculpation rights, FOR approval of the Company's 2000 Employee Stock Option Plan (the "New Employee Option Plan"), FOR approval of the Company's 2000 Disinterested Director Stock Option Plan (the "New Director Option Plan"), FOR the amendment to the Company's fundamental policies so as to allow the Company to be an underwriter under limited circumstance related to the Company's Directed Share Subscription Program and FOR the ratification of Ernst & Young LLP as the independent accountants of the Company.

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their judgment on such matters.

     The cost of soliciting proxies on the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telecopy. Upon request, the Company will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Common Stock.

     The Board of Directors has fixed the close of business on March 21, 2000, as the record date for determining the holders of Common Stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof ("Record Date"). On the Record Date, there were issued and outstanding 18,253,708 shares of the Company's common stock, $0.01 par value per share (the

"Common Stock"). Only holders of the Common Stock on the Record Date are entitled to vote at the Annual Meeting and such holders will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy duly authorized in writing. The presence in person or by proxy of a majority in voting power of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     The Company's principal executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. Notices of revocation of proxies should be sent to that address.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 29, 2000 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers (the "Executive Officers"), the Executive Officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                                        AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP     PERCENT OF CLASS (1)
--------------------------------------------------------------          --------------------     --------------------
Ballentine Capital Management, Inc............................              1,050,000(2)                  5.8%
   10 Avon Meadow Lane
   Avon, CT 06001
Directors and Executive Officers
Malon Wilkus..................................................                834,625(3)                  4.6%
   2 Bethesda Metro Center, 14th Floor
   Bethesda, Maryland 20814
David Gladstone...............................................                684,333(4)                  3.7%
   2 Bethesda Metro Center, 14th Floor
   Bethesda, Maryland 20814
Adam Blumenthal...............................................                348,839(5)                  1.9%
Roland Cline..................................................                226,840(6)                  1.2%
John Erickson.................................................                 46,377(7)                    *
Stephen L. Hester.............................................                 94,695(8)                    *
Robert L. Allbritton..........................................                 15,969(9)                    *
Neil M. Hahl..................................................                 12,388(9)                    *
Philip R. Harper..............................................                 13,689(10)                   *
Stan Lundine..................................................                 11,000(9)                    *
Alvin N. Puryear..............................................                  8,000(10)                   *
Stephen P. Walko..............................................                 15,300(9)                    *
Executive Officers and directors..............................              2,312,054                    12.7%
    as a group (12 persons)

------------------
 * Less than one percent.
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and Executive Officers of the Company that are exercisable within 60 days of March 21, 2000, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.
(2) Ballentine Capital Management, Inc. ("Ballentine"), a registered investment adviser, is deemed to have beneficial ownership of and has the sole power to vote or direct the vote of 1,050,000 shares of Common Stock as a result of acting as investment adviser to certain managed accounts, with respect to the shares of Common Stock directly owned by such managed accounts. Each of the clients of Ballentine has the power to direct the receipt of dividends from, and the proceeds from the sale of, such Common Stock. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Ballentine for calendar year 1999.
(3) Includes 44,433 shares allocated to the account of Mr. Wilkus as a participant in the American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan (the "ESOP") over which Mr. Wilkus has voting power under the terms of the ESOP.
(4) Includes 3,866 shares allocated to the account of Mr. Gladstone as a participant in the Company's ESOP over which Mr. Gladstone has voting power under terms of the ESOP.
(5) Includes 36,051 shares allocated to the account of Mr. Blumenthal as a participant in the ESOP over which Mr. Blumenthal has voting power under terms of the ESOP.
(6) Includes 36,908 shares allocated to the account of Mr. Cline as a participant in the ESOP over which Mr. Cline has voting power under terms of the ESOP and 8,900 shares issuable upon the exercise of options.

(7) Includes 677 shares allocated to the account of Mr. Erickson as a participant in the ESOP over which Mr. Erickson has voting power and 13,700 shares issuable upon the exercise of options, but does not include other shares owned by the ESOP for which Mr. Erickson is the Trustee.
(8) Includes 10,928 shares allocated to the account of Mr. Hester as a participant in the ESOP over which Mr. Hester has voting power, 12,548 shares issuable upon the exercise of options and 1,000 shares owned by Mr. Hester's wife.
(9)  Includes 10,000 shares issuable upon the exercise of stock options.
(10) Includes 5,000 shares issuable upon the exercise of stock options.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Pursuant to the terms of the Certificate of Incorporation, the directors are divided into three classes, composed of three directors each. The existing classes of directors hold office for terms expiring at the annual meetings of stockholders to be held in 2000, 2001 and 2002, respectively. Stockholders elect one-third of the members of the Board of Directors annually.

     The terms of Philip R. Harper, Stephen P. Walko and Malon Wilkus will expire at the Annual Meeting, and each has been nominated to stand for re-election at the Annual Meeting to hold office until the annual meeting to be held in 2003 and his successor is elected and qualified. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees. The election of directors requires the vote of a plurality of the Common Stock. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below.

     Certain information, as of the Record Date, with respect to each of the directors of the Company including the three nominees for election at the Annual Meeting and for each of the Executive Offices is set forth below.

NAME AND YEAR FIRST
ELECTED DIRECTOR                      AGE   BACKGROUND INFORMATION
-----------------------------------   ---   ------------------------------------------------------------------
                              NOMINEES FOR DIRECTOR
Philip R. Harper (1997)............   56    Mr. Harper has served as Chairman, Chief Executive Officer and President, of US Investigations Services, Inc., a private investigations company, since 1996.  From 1991 to 1995,
                                            Mr. Harper served a President of Wells Fargo Alarm Services.
                                            From 1988 to 1991, Mr. Harper served as President of Burns
                                            International Security Services-Western Business Unit.
                                            Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.
Stephen P. Walko* (1997)...........   49    Mr. Walko has been President, Chief Executive Officer and a
                                            Director of Decorative Surfaces International, Inc., a
                                            manufacturer of wall coverings and laminates, since 1998.
                                            From 1990 to 1998, he was President and a Director of
                                            Textileather Corporation, a manufacturer of vinyl. Mr. Walko is a
                                            Director of Bliss Salem Steel Corp. and Mobile Tool International,
                                            Inc.
Malon Wilkus* (1986)...............   48    Mr. Wilkus founded the Company in 1986 and has served as the
                                            Company's Chief Executive Officer since that time. From 1986 to
                                            1999, he was also President. Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors since 1998. Mr.
                                            Wilkus is Chairman of Capital.com, Inc., an internet financial services company. Mr. Wilkus is past Chairman and a current
                                            Director of the National Center for Employee Ownership. Mr. Wilkus
                                            is a member of the Board of Governors of the ESOP Association. He has previously served on the boards of directors of ten
                                            employee-owned corporations.
                      DIRECTORS WITH TERMS EXPIRING IN 2001
David Gladstone* (1997)............   57    Mr. Gladstone has served as Vice Chairman of the Board of the
                                            Company since 1998 and as Chairman from 1997 to 1998. From
                                            1974 to 1997, Mr. Gladstone held various positions, including
                                            Chairman and Chief Executive Officer, with Allied Capital
                                            Corporation, a specialty finance company, and certain of its predecessor companies.  He is a trustee of Capital Automotive
                                            REIT, a real estate investment trust.  From 1992 to 1997,
                                            Mr. Gladstone served as a Director and President and Chief
                                            Executive Officer of Business Mortgage Investors, a Real Estate
                                            Investment Trust. Mr. Gladstone served as a Director of The Riggs
                                            National Corporation (the parent of Riggs Bank) from 1993 to May
                                            1997 and of Riggs Bank from 1991 to 1993. He currently serves as a
                                            Trustee Emeritus of The George Washington University.
                                            Mr. Gladstone is a Member Emeritus of Capital Investor, a private fund backed by Information Technology professionals to make investments in start-up companies and is chairman of Coastal
                                            Berry Company, a large farming business.  He also an advisor to the Women's Growth Fund, a venture capital fund that invests in women-owned businesses.

Robert L. Allbritton (1997)........   31    Mr. Allbritton has served as Director since 1992, as Executive
                                            Vice President from 1994 to 1998, and as President since 1998 of
                                            Allbritton Communications Company, an owner of nine television stations. Mr. Allbritton currently serves as Director of Riggs
                                            National Corporation (owner of Riggs Bank, N.A.), Riggs Bank
                                            Europe Limited, Perpetual Corporation (owner of Allbritton
                                            Communications Company and a cable programming company), and
                                            Allbritton Jacksonville, Inc. (owner of a television station). He is also a director or an officer of eight subsidiary companies of
                                            Perpetual Corporation or Albrittron Communications Company. Mr.
                                            Allbritton also serves as a trustee of The Albritton Foundation and Allbritton Art Institute.
Alvin N. Puryear (1998)............   56    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship
                                            at Baruch College of the City University of New York and has been on the faculty there since 1970. He is Director of the GreenPoint
                                            Bank, GreenPoint Mortgage Company and GreenPoint Financial
                                            Corporation.
                      DIRECTORS WITH TERMS EXPIRING IN 2002
Adam Blumenthal* (1993)............   38    Mr. Blumenthal has served as the Company's President and Chief
                                            Operating Officer since 1999. From 1995 to 1999, he was Executive
                                            Vice President and from 1990 to 1995, he was a Vice President of the Company. Mr. Blumenthal currently serves as a Director of
                                            Capital.com, Inc., and Mobile Tool International, Inc.
Neil M. Hahl (1997)................   51    Mr. Hahl has been President of The Weitling Group, a business consulting firm, since 1996. From 1995 to 1996, Mr. Hahl
                                            served as Senior Vice President of the American Financial
                                            Group. From 1982 to 1996, Mr. Hahl served as Senior Vice
                                            President and CFO of Penn Central Corporation. Mr. Hahl is
                                            currently a Director of Buckeye Management Company, the
                                            general partner of Buckeye Partners, L.P.
Stan Lundine (1997)................   61    Mr. Lundine has served as Of Counsel for the law firm of Sotir and
                                            Goldman since 1995 and as Executive Director of the Foundation for
                                            Enterprise Development since 1997. From 1987 to 1994, he was the
                                            Lieutenant Governor of the State of New York. Mr. Lundine is a
                                            Director of US Investigations Services, Inc. John Ullmun &
                                            Associates, Inc., and National Forge Company. From 1976 to 1986,
                                            Mr. Lundine served as a member of the U.S. House of
                                            Representatives.
                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Ronald H. Cline...................    51    Mr. Cline has been a Vice President of the Company since 1988.
John E. Erickson..................    39    Mr. Erickson has served as Vice President and Chief Financial
                                            Officer of the Company since 1998 and as Secretary since 1999. He is a member of the Board of Directors of Capital.com, Inc. From 1990 to
                                            1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.
Stephen L. Hester.................    62    Mr. Hester has served as a Vice President of the Company since 1994.
                                            From 1994 to 1998, he was also General Counsel of the Company.

------------------

* Directors who are "Interested Persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). Messrs. Blumenthal, Gladstone and Wilkus are Interested Persons because they are employees and officers of the Company. Mr. Walko is an Interested Person because he is an officer and employee of Decorative Surfaces International, Inc., a company under "control," as defined in Section 2(a)(9) of the 1940 Act, of the Company.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

     Executive Committee -- This Committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the Investment Company Act of 1940, as amended (the "1940 Act"). Members of the Executive Committee are Messrs. Wilkus, Gladstone and Blumenthal. All three members of the Executive Committee are "interested persons" under the 1940 Act.

     Audit Committee -- This committee makes recommendations to the Board of Directors with respect to the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accounts and reviews the adequacy of the Company's internal accounting contracts. Members of the Audit Committee are Messrs. Allbritton, Hahl, Walko and Lundine.

     Compensation Committee -- This committee has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's Employee Option Plan. Members of the Compensation Committee are Messrs. Puryear, Hahl and Harper.

     The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to stockholders.

     The Board of Directors held 18 formal meetings during 1999. The Executive Committee held one formal meeting during 1999, the Compensation Committee held ten formal meetings during 1999 and the Audit Committee held three formal meetings during 1999. Each of the directors except Mr. Allbritton attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

                              CERTAIN TRANSACTIONS

     Mr. Walko, a director of the Company, is an executive officer and director of Decorative Surfaces International, Inc. On April, 27, 1998, the Company purchased Senior Subordinated Notes due 2008 in the aggregate principal amount of $5,000,000 and Junior Subordinated Notes due 2008 in the aggregate principal amount of $10,000,000 from Decorative Surfaces International, Inc., as well as certain equity securities. Of the debt securities, only the Junior Subordinated Notes remain outstanding. The Junior Subordinated Notes bear interest at the rate of 14.5% per annum. This transaction was made in the ordinary course of the Company's business of investing in and lending to small and mid-sized businesses through investments in senior and subordinated debt with detachable common stock warrants, preferred stock and common stock.

     The Company has entered into a series of loan transactions with each of the executive officers pertaining to the exercise of options under the Employee Option Plan. As of June 7, 1999, the Company entered into Option Exercise Agreements ("Option Exercise Agreements") with each of Messrs. Wilkus, Blumenthal, Cline and Erickson providing for such loans and pertaining to the exercise of options to purchase 117,428, 312,788, 181,032 and 25,000 shares of Common Stock, respectively. As of August 6, 1999, and November 9, 1998, the Company entered into Option Exercise Agreements with Messrs. Gladstone and Hester, respectively, pertaining to the exercise of options to purchase 608,782 and 20,000 shares of Common Stock, respectively.

     In each case, the Company lent to the Executive Officer the full option exercise price of $15.00 per share of Common Stock plus, in the case of individuals other than Mr. Hester, additional sums for the payment of taxes associated with the exercise of the options. The total amounts lent were $1,870,357.61 to Mr. Wilkus, $5,104,214.72 to Mr. Blumenthal, $2,944,711.90 to
Mr. Cline, $411,783.09 to Mr. Erickson, $9,466,232.91 to Mr. Gladstone and $300,000.00 to Mr. Hester. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan, except that the maturity of Mr. Gladstone's loan is three years from the date of the loan. The interest rate charged on the loans to Messrs. Wilkus, Erickson Cline and Blumenthal is 5.27% per annum. The interest rate on Mr. Gladstone's loan is 4.89% per annum and on Mr. Hester's loan is 4.56% per annum. Each loan is collateralized by a pledge of the shares of Common Stock purchased with the loan. In addition, the loans to Messrs. Blumenthal, Cline and Gladstone are secured by the pledge of certain split dollar life insurance policies described below. See "EMPLOYMENT AGREEMENTS". The Company has full recourse to each Executive Officer for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of the Executive Officer's employment with the Company.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid Executive Officers during 1999, as well as to each of the Executive Officers who was also a director. For the aggregate compensation received by each non-employee director, see "DIRECTOR COMPENSATION." During 1999, the Executive Officers did not receive any awards of restricted stock or any payouts pursuant to a long-term incentive plan.

                             1999 COMPENSATION TABLE

                                                           PENSION OR RETIREMENT
                                            AGGREGATE       BENEFITS ACCRUED AS
                                           COMPENSATION      PART OF COMPANY
NAME OF PERSON, POSITION                 FROM COMPANY(1)        EXPENSE(2)
------------------------                 ---------------        ----------
Malon Wilkus
  Chief Executive Officer
  and Chairman of the Board of
  Directors..........................       $ 422,746             $ 4,800
David Gladstone
  Vice Chairman of the Board of
  Directors..........................       $ 422,746             $ 4,800
Adam Blumenthal
  President,
  Chief Operating Officer
  and Director.......................       $ 475,589             $ 4,800

------------------
(1) The aggregate compensation from the Company for Messrs. Wilkus, Gladstone and Blumenthal includes salary in the amount of $150,000, $150,000 and $168,750, respectively, and bonus in the amount of $272,746, $272,746 and $306,839, respectively. See "EMPLOYMENT AGREEMENTS."
(2) Represents the value of the Company's Common Stock allocated in 1999 to the Executive Officer's account in the ESOP.

NOTE: The named Executive Officers' estimated annual benefits under the ESOP upon retirement are not determinable.

                            LONG TERM INCENTIVE PLANS

     The Company maintains two long term incentive plans in which executive officers of the Company participate: (i) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, and (ii) the Employee Option Plan. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

     ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a profit sharing plan, qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her Common Stock ESOP account over a five-year period beginning on the date of first employment. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. The Company does not match or otherwise make contributions to the profit sharing plan.

     Employee Option Plan. The Corporation established the Company's 1997 Stock Option Plan (the "Employee Option Plan") for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. Options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the Employee Option Plan. Of such amount, options for 269,048 shares of Common Stock are outstanding and options for 1,543,300 shares of Common Stock have been exercised. The Compensation Committee administers the Employee Option Plan and may grant options for a maximum of 608,782 shares to any single participant. The Compensation Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more ten years following the date of grant. The Compensation Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

         The following table shows for each of the named Executive Officers (1) the number of options that were granted during 1999 under the Employee Option Plan, (2) out of the total number of options granted to all employees, the percentage granted to the named Executive Officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

                                                                                       Potential Realizable
                                               Percent of                             Value at Assumed Annual
                              Number of      Total Options                              Rates of Stock Price
                             Securities        Granted to   Exercise(1)                   Appreciation
                             Underlying       Employees in    or Base     Expiration     for Option Term
                           Options Granted    Fiscal Year      Price       Date (2)     5% ($)      10% ($)
                           ---------------    -----------      -----       --------     ------      -------
Malon Wilkus..........         18,403(2)         8.6%           N/A           N/A         N/A         N/A
David Gladstone.......           --               --            --            --
Adam Blumenthal.......         15,200(2)         7.1%           N/A           N/A         N/A         N/A
Roland Cline..........          8,900            4.2%        $ 18.75       6/8/2009     $104,947    $265,956
John Erickson.........         13,700            6.4%        $ 18.75       6/8/2009     $161,547    $409,393
Stephen Hester........          4,800            2.3%        $ 18.75       6/8/2009     $ 56,601    $143,437

------------------
(1) Computed as if conditional grants to Messrs. Wilkus and Blumenthal become effective. See note 2.
(2) Represents a conditional grant that is conditioned on the approval by the stockholders of the Company of the New Employee Option Plan.
N/A - Cannot be determined until options that have been conditionally granted become fully effective.

                              DIRECTOR COMPENSATION

     During 1999, each non-employee director received an annual retainer fee of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 2000, each non-employee director will be paid an annual retainer of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

     The following table sets forth the compensation received by each non-employee director during 1999:

      NAME                                                1999 COMPENSATION
      ----                                                -----------------
      Robert L. Allbritton                                     $ 15,000
      Neil M. Hahl                                             $ 40,000
      Philip R. Harper                                         $ 39,000
      Stan Lundine                                             $ 32,000
      Alvin N. Puryear                                         $ 41,000
      Stephen P. Walko                                         $ 32,000

                              DIRECTOR OPTION PLAN

     The Company established the 1997 Disinterested Director Stock Option Plan (the "Director Option Plan") for directors who are not employees of the Company. As of May 14, 1999, the SEC granted an exemption for the Director Option Plan, which was required under the 1940 Act for the Director Option Plan to become effective. The Director Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of Common Stock. The five eligible directors who were directors on the date of Board of Directors approval of the Director Option Plan, November 6, 1997, received automatic grants of options to purchase 15,000 shares of Common Stock. Dr. Puryear was granted options as of September 15, 1998, the date he became a director, conditioned on the issuance of the SEC exemption order. Such options vest over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for all such options is $18.625 per share, which was the closing price of the Common Stock on the Nasdaq Stock Market as of May 14, 1999, the date the SEC exemption order became effective.

     Options that have been granted to date under the Director Option Plan will expire on November 6, 2007, except that Dr. Puryear's options will expire on September 15, 2008. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan. The Director Option Plan is currently administered by the Company's Executive Committee (which is currently composed of directors who are not eligible to participate in the Director Option Plan).

                              EMPLOYMENT AGREEMENTS

     The Company has employment agreements with each of the named Executive Officers. Each of the agreements, except Mr. Erickson's, provides for a five-year term. However, two years before expiration of each agreement, its term will be automatically renewed for an additional year, unless either party has given six months advance written notice that the automatic extensions are to cease. Mr. Erickson's agreement provides for a one year term that renews so that there is always one year remaining.

     The base salary under the employment agreements of Messrs. Gladstone, Wilkus and Hester is $150,000 per year. The base salary under the employment agreements of Messrs. Blumenthal and Cline is $135,000 and $132,500 per year, respectively, subject to certain geographic cost of living adjustments. Mr. Erickson's employment agreement provides for an annual base salary of $125,000. Mr. Hester's base salary is subject to adjustment for part-time employment status. The Board of Directors has the right to increase the base salary during the term and also, generally, to decrease it, but not below the original base salary, and has adjusted the base salaries of Messrs. Wilkus, Blumenthal, Erickson, and Cline to $220,000, $200,000, $175,000 and $155,000, respectively.
The employment agreements provide that the Executive Officers are entitled to participate in a performance based bonus program under which each will receive up to 200% of his base salary depending on the Company's performance against certain criteria to be established annually by the Compensation Committee of the Board of Directors. Each executive officer will be entitled to receive 5% of this bonus regardless of the Company's performance.

     Under each agreement, the Executive is contractually entitled to participate in the Company's Employee Option Plan, although the Company has now fulfilled its obligations with regard to the grant of options to each Executive Officer under the Employee Option Plan. If the Company should terminate an Executive Officer's employment by reason of the Executive Officer's disability, the Executive Officer would be entitled for two years to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the Executive Officer's unvested options that would have vested within one year of the disability termination would vest. Vested options would expire unless exercised within 18 months of the termination date. If the Company should terminate an Executive Officer's employment for any reason other than a disability or misconduct, the Executive Officer would be entitled to receive his base salary and bonus for two years (Mr. Erickson would receive a $60,000 severance payment), although each Executive Officer (other than Mr. Erickson) could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the Executive Officer (other than Mr. Erickson)resigned with good reason, which generally includes conduct by the

Company materially and adversely changing the executive's responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Mr. Gladstone's contract also defines good reason as determination by him of a material difference with the Board of Directors. Additionally, an Executive Officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason.

     The employment agreements of Messrs. Blumenthal, Cline and Gladstone contain certain additional rights in the event of employment termination, other than as a result of death or the Executive Officer's misconduct, and if the Executive Officer either has a purchase note outstanding under an Option Exercise Agreement or, as described below, an unamortized premium payment under a Split Dollar Agreement. In such circumstances, at the election of the Executive Officer, the Executive Officer and the Company would enter into a supplemental employment agreement providing for continued employment with the Company for nominal consideration and with limited duties, which would be continued through the term of any such purchase note and Split Dollar Agreement.

     Under the employment agreements of each of the Executive Officers, if the Executive Officer dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised within 18 months of the date of death.

     In the event that the Company should terminate an Executive Officer's employment as a result of the Executive Officer's misconduct or in the event that the Executive Officer voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited and the Executive Officer would have no more than 90 days to exercise any unexercised options.

     Upon termination of employment, an Executive Officer would be subject to certain non-compete covenants. These covenants would generally apply for the longer of one year and the period the Executive Officer is receiving severance payments. However, as noted above, during periods when Executive Officers are receiving severance payments from the Company, they may terminate covenants prohibiting competition by foregoing such payments.

     Messrs. Blumenthal, Cline and Gladstone have also entered into "Split Dollar Agreements" entitling them to participate in a split dollar life insurance program. Under the program, the Company has paid or will pay the premium of a life insurance policy on the life of the Executive Officer, with the Executive Officer being deemed to receive income each year generally equal to a level amortization or the premium over a ten-year period. While the Executive Officer of his designee is the owner of the policy, the Company will retain an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, the Executive Officer will generally have an obligation to pay to the Company the unamortized premium amount. In addition, for so long as the Executive Officer remains an employee of the Company, the Company will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premiums paid or to be paid on the split dollar policies of Messrs. Blumenthal, Cline and Gladstone are $1,825,000, $504,000, and $481,575, respectively. Each of the Executive Officers has pledged the split dollar insurance policies and benefits payable thereunder as collateral for certain loans extended to them by the Company for the purchase of Company Stock in connection with the exercise of options under the Employee Option Plan. See "CERTAIN TRANSACTIONS."

            PROPOSAL 2: AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        REGARDING INDEMNIFICATION RIGHTS

GENERAL INFORMATION

     Article VII of the Certificate of Incorporation generally provides for the indemnification of the directors and officers of the Company against liabilities they may incur as a result of their service as a director or officer of the Company or as a director, officer or employee of or in other capacities for another entity, if done so at the Company's request. Such indemnification is provided to the fullest extent not otherwise prohibited by Section 145 of the Delaware General Corporation Law ("DGCL"). Also, Article VII empowers the Board of Directors to extend such right of indemnification to employees of the Company or to person associated with the Company or affiliates of the Company in certain capacities. By resolution, the Board has extended such rights to Company employees. Article VIII of the Certificate of Incorporation also provides that directors will be exculpated from liability to the Company or its stockholders to the full extent permitted by Section 102(b)(7) of the DGCL.

     The Company's Board of Directors has approved and recommends that the stockholders adopt an amendment and restatement of Articles VII and VIII of the Certificate of Incorporation (the "Charter Amendment") that would (i) extend mandatory indemnification rights to the Company's employees, and (ii) provide that exculpation from liability to the Company or its stockholders will not be available in the case of a director's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his service to the Company and that indemnification also will not be available with regard thereto. The proposed Charter Amendment is set forth in Appendix I to this Proxy Statement.

BACKGROUND AND REASONS

     Section 145 of the Delaware General Corporation Law generally provides Delaware corporations broad powers to indemnify their present and former directors, officers and persons affiliated with such corporations (including employees) against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors, officers or affiliated persons, subject to specified conditions and exclusions. To be indemnified, such directors, officers or affiliated persons must have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, shall not have been adjudged liable to the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct at issue was unlawful. Additionally, pursuant to Delaware General Corporation Law, such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise.

     Section 102(b)(7) of the DGCL generally empowers a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to a corporation or its stockholders for monetary damages for breach of fiduciary duty except for breaches of the director's duty of loyalty to the corporation, for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, liability for certain unlawful dividend payments or stock repurchases or transactions where the director derived improper personal benefit.

     Section 17(h) of the 1940 Act, which is applicable to business development companies such as the Company (a "BDC") by operation of Section 59 of the 1940 Act, prohibits the certificate of incorporation of any BDC from containing any provision that protects or purports to protect any director or officer of the

BDC against any liability to the BDC or its stockholders to which such director or officer would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such director or officer's office.

     The Company may, from time to time, be named a party to certain lawsuits in connection with its business, and employees of the Company may be made parties to such lawsuits, together with directors and officers of the Company. Additionally, the officers or directors may from time to time be sued by the Company or its stockholders for breach of fiduciary duty. As noted above, the Certificate of Incorporation currently provides indemnification only to directors and officers of the Company and not to employees of the Company, although by resolution in accordance with the Certificate of Incorporation, the Board of Directors has extended such right to employees. The Board believes that providing the right of indemnification to employees of the Company, together with its directors and officers, is important to the Company's ability to attract and retain key personnel, and is in the best interest of the Company and its stockholders. In order to assure that such right continues to be available for employees, the Board of Directors has proposed, as part of the Charter Amendment, amending Section 7.1 of the Certificate of Incorporation to provide specifically such right and amending Section 7.3 of the Certificate of Incorporation in a conforming manner so as to remove the Board of Directors' discretion as to whether to indemnify employees.

     By extending the right of indemnification to employees of the Company, together with directors and officers, the Company would increase the number of persons that it is obligated to indemnify, if such persons qualify for the right of indemnification pursuant to the Certificate of Incorporation. This could have the adverse effect of increasing the amount of the premiums paid by Company to maintain insurance on behalf of such persons.

     The second part of the Charter Amendment is to ensure conformity of the Certificate of Incorporation to the 1940 Act. As noted above, the Certificate of Incorporation exculpates directors of the Company from liability to the Company or Stockholders to the fullest extent permitted by Section 1.02(b)(7) of the DGCL, while Section 17(h) of 1940 Act limits the ability of the BDC to provide exculpation in certain circumstances. Arguably, Section 1.02(b)(7) of the DGCL allows a Corporation to provide exculpation in certain circumstances that
Section 17(h) of the 1940 Act does not permit. Although the Board believes that current language in the Certificate of Incorporation regarding exculpation substantially complies with the requirements of the 1940 Act and implicitly precludes exculpation in contravention of such laws, the Board believes that the proposed Charter Amendment, which explicitly adds the circumstances under which exculpation is specifically precluded by the 1940 Act, is in the best interests of the Company and its stockholders. The Charter Amendment also includes a conforming amendment to Section 7.1 of the Certificate of Incorporation to ensure that indemnification is not available to indemnitees in circumstances where a director cannot be exculpated from liability to the Company.

     The Charter Amendment is not part of an "anti-takeover" strategy enabling the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The Charter Amendment is not being advanced as a result of any known effort by any party to obtain control of the Company.

VOTE REQUIRED

     The approval of the Charter Amendment requires the affirmative vote by the holders of a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting. The Board of Directors believes that the proposal is in the best interests of the Company and its stockholders and has unanimously adopted the Charter Amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT.

             PROPOSAL 3: APPROVAL OF 2000 EMPLOYEE STOCK OPTION PLAN

GENERAL INFORMATION

     The Compensation Committee, which consists entirely of directors who are not employees of the Company, reviewed the Employee Option Plan and concluded that the number of shares authorized and available for grant under the Employee Option Plan is now insufficient to provide flexibility with respect to stock-based compensation, or to establish appropriate long-term incentives to achieve Company objectives. The Compensation Committee and the Board of Directors believe that stock-based incentive compensation, particularly through the award of stock options, is a key element of officer and key employee compensation. Stock-based compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by officers and key employees, thereby providing substantial motivation for superior performance and more fully aligning their interests with stockholders.

     In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to implement long range goals and expansion plans through stock-based compensation strategies that will attract and retain those employees who are important to the long term success of the Company, the Compensation Committee has recommended to the Board of Directors and the Board of Directors approved the New Employee Option Plan, subject to stockholder approval. Since the last increase in the number of options available for grant under the Employee Option Plan, the number of outstanding shares of Common Stock has increased by 7,198,934 to 18,253,708. A copy of the New Employee Option Plan appears as Appendix II to this Proxy Statement.

SUMMARY OF MATERIAL PROVISIONS OF THE NEW EMPLOYEE OPTION PLAN

     The following is a summary of certain provisions of the New Employee Option Plan. The complete text of the New Employee Option Plan is attached as Appendix II to this Proxy Statement and is incorporated herein by reference.

     The New Employee Option Plan provides for the issuance of options to purchase a maximum of 2,000,000 shares of Common Stock or 11% of the 18,253,708 shares of Common Stock outstanding on the Record Date, to employees of the Company and certain affiliates of the Company. Non-employee directors of the Company are not eligible to participate. If the New Employee Option Plan is approved by the stockholders, no further options will be granted under the Employee Option Plan. Options granted under the New Employee Option Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company's Board of Directors, the New Employee Option Plan will terminate on March 30, 2010 and no additional awards may be made under the New Employee Option Plan after that date. The maximum number of shares that may be covered by options granted under the Plan for a single participant is 608,782.

     Options granted under the New Employee Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Code ("ISO") or non-qualified stock options, and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share. Incentive stock options must have a per share exercise price of no less than the fair market value or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of a share of Common Stock on the date of the grant. Non-qualified stock options granted under the New Employee Option Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options are not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

     The Compensation Committee will administer the New Employee Option Plan and has the authority, subject to the provisions of the New Employee Option Plan, to determine who will receive awards under the New Employee Option Plan and the terms of such awards. The Compensation Committee has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. However, without the approval of the Company's stockholders, and except in connection with a stock split, stock dividend or similar event, the Compensation Committee will not lower the exercise price for any outstanding options or issue any replacement options for options previously granted at a higher exercise price.

     The Compensation Committee may provide that the exercise price of an option may be paid in Common Stock. The Compensation Committee may also permit a "cashless exercise" arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

     The 1940 Act imposes certain requirements on options granted under the New Employee Option Plan including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price must not be less than the current market price for the Common Stock at the time of grant, that the plan must be approved by the stockholders and a majority of the Company's directors who are not Interested Persons, and the Corporation not have a profit-sharing plan as described in the 1940 Act.

     The following is a brief summary of the Federal income tax aspects of stock options granted under the New Employee Option Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     1. ISOs. No taxable income is realized by the participant upon the or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

     2. Non-qualified Stock Options. With respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

NEW EMPLOYEE OPTION PLAN BENEFITS

     The table below sets forth benefits to be received by the persons listed therein in the event the New Employee Option Plan is approved by the stockholders.

                                NUMBER OF SHARES
                                   SUBJECT TO       EXERCISE PRICE    VALUE OF
NAME AND POSITION                    OPTION           PER SHARE       OPTIONS
-----------------               ----------------    --------------    --------
Malon Wilkus, Chairman and           18,200              --(1)           --(2)
  Chief Executive Officer

Adam Blumenthal, President and       15,100              --(1)           --(2)
  Chief Operating Officer


  Non-executive Officer
     Employee Group..........          0                 --              --

------------------
(1) To be priced based on the closing price for the Common Stock on the Nasdaq Stock Market on the date that the New Employee Option Plan becomes effective.
(2) Because options will be priced in the future, the value of benefits cannot be presently determined.

VOTE REQUIRED

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the New Employee Option Plan to help attract and retain key persons of outstanding competence and to further align their interests with those of the Company's stockholders.

     A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NEW EMPLOYEE OPTION PLAN.

             PROPOSAL 4: APPROVAL OF THE 2000 DISINTERESTED DIRECTOR
                                STOCK OPTION PLAN

GENERAL INFORMATION

     The Executive Committee, which consists entirely of directors who are not eligible to participate in the Director Option Plan, reviewed the Director Option Plan and concluded that the number of shares authorized and available for grant under the Director Option Plan is now insufficient to provide flexibility with respect to stock-based compensation for the directors who are not employees. The Executive Committee and the Board of Directors believe that stock-based incentive compensation, particularly through the award of stock options, is a key element of non-employee director compensation. Thus, the Executive Committee recommended and the Board of Directors approved, and subject to stockholder approval and the issuance of an exemptive order by the SEC under the 1940 Act, of the New Director Option Plan. Since the Director Option Plan was approved by the stockholders, the number of outstanding shares of Common Stock has increased from 7,198,934 to 18,253,708.

SUMMARY OF MATERIAL PROVISIONS OF THE NEW DIRECTOR OPTION PLAN

     The following is a summary of certain provisions of the New Director Option Plan. The complete text of the New Director Option Plan is attached as Appendix III to this Proxy Statement and is incorporated herein by reference.

     The New Director Option Plan provides for the issuance of options to purchase a maximum of 150,000 shares of Common Stock or 0.1% of the 18,253,708 shares of Common Stock outstanding on the Record Date, to non-employee directors of the Company. If the New Director Option Plan is approved by the stockholders and the SEC, no further options will be granted under the Director Option Plan. Options granted under the New Director Option Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company's Board of Directors, the New Director Option Plan will terminate on March 30, 2010 and no additional awards may be made under the New Director Option Plan after that date. The maximum number of shares that may be covered by options granted under the Plan for a single participant is 25,000.

     Options granted under the New Director Option Plan will be non-qualified stock options under the Code and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share. Stock options granted under the New Director Option Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options will not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

     A committee of the Board of Directors whose members do not include any participants in the New Director Option Plan, which committee is currently the Executive Committee, will administer the New Director Option Plan and have the authority, subject to the provisions of the New Director Option Plan, to determine who will receive awards under the New Director Option Plan and the terms of such awards. The committee has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. However, without the approval of the Company's stockholders, and except in connection with a stock split, stock dividend or similar event, the committee will not lower the exercise price for any outstanding options or issue any replacement options for options previously granted at a higher exercise price.

     The committee may provide that the exercise price of an option may be paid in Common Stock. The committee may also permit a "cashless exercise" arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of
(i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

     The 1940 Act imposes certain requirements on options granted under the New Director Option Plan including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price must not be less than the current market price for the Common Stock at the time of grant, that the plan must be approved by the stockholders, and the Corporation not have a profit-sharing plan as described in the 1940 Act. In addition, the proposal to issue options under the New Director Option Plan must be approved and an executive order issued by the SEC on the basis that the proposal is fair and reasonable and does not involve overreaching of the Company or its stockholders.

     In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, a merger or share exchange in which the Company is not the surviving corporation, other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged or such other corporate reorganization as may be described by the Committee, any outstanding options under the New Director Option Plan will be immediately fully exercisable by an optionee.

     In the event of death or the disability (as defined in the Director Option
Plan) of a participant during his or her service as a director, all of his unexercised options will immediately become exercisable and may be exercised for a period of three years following the date of death or one year following the date of Disability (but no later than the expiration date of the option). In the event of termination of a participant's service as a director for cause (as defined in the New Director Option Plan), all of his or her unexercised options terminate immediately upon such termination, unless otherwise determined by the committee. If a person ceases to be a non-employee director for any reason other than death, disability or termination by the Company for cause, his or her options generally will be exercisable for a period of one year thereafter (but not later than the expiration date of the option). The New Director Option Plan may be amended by the Board of Directors, except that the Board may not (i) change any option previously made under the New Director Option Plan in a manner which would impair the recipients' rights without their consent, or (ii) amend the New Director Option Plan without approval of the Company's stockholders, if required by law.

     The following is a brief summary of the Federal income tax aspects of stock options granted under the New Director Option Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Because all options granted under the New Director Option Plan are non-qualified stock options, (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

VOTE REQUIRED

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the New Director Option Plan, to help attract and retain key persons of outstanding competence and to further align their interests with those of the Company's stockholders.

     A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NEW DIRECTOR OPTION PLAN.

            PROPOSAL 5: APPROVAL OF AMENDMENT TO FUNDAMENTAL POLICIES

GENERAL INFORMATION

     In accordance with the 1940 Act, the Corporation has adopted certain investment objectives and restrictions as its fundamental policies (the "Fundamental Policies"), which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. One of the Fundamental Policies provides that the Company will not "act as an underwriter of securities of other issuers (except to the extent that it may be deemed an 'underwriter' of securities purchased by it that must be registered under the [Securities Act of 1933, as amended (the
1933 Act")] before they may be offered or sold to the public). . . ."

     The Board of Directors of the Company has adopted a Directed Share Subscription Program (the "Share Program") that will generally allow stockholders of the Company to participate in certain initial public offerings by portfolio companies of the Company and is described in more detail below. The Board of Directors has been advised that the Company's activities under the Share Program could cause the Company to be an underwriter under the 1933 Act and, consequently, to violate the Fundamental Policy. The Board of Directors has, thus, proposed that this Fundamental Policy be amended so that it will provide as follows:

           The Company will not act as an underwriter of securities of other issuers (except to the extent that it may (i) be deemed an underwriter of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of the Company in connection with offerings of securities by companies in which the Company is a stockholder). . . ."

BACKGROUND AND REASONS

     The Share Program was adopted by the Board of Directors as a means of providing an opportunity to stockholders of the Company to participate directly in the initial public offerings of stock of portfolio companies. Under the Share Program, the Company will seek (but will not be obligated) to provide stockholders of the Company the right to subscribe for shares in connection with such initial public offerings. Such shares may be either new shares or shares already owned by the Company. The right to subscribe for shares, which right will be non-transferable, will generally be offered in proportion to the number of shares of Common Stock owned by a stockholder, subject to certain minimums and legal restrictions on participation by certain classes of stockholders of the Company in such offerings. Participation will be offered to those stockholders owning Common Stock as of a record date to be set by the Board of Directors with regard to each offering. The Company does not expect to make advance announcements of the record date for any particular offering or to make announcements of offerings with regard to any particular portfolio company until after the portfolio company has filed a registration statement for the offering with the SEC. Participation in the Share Program will require that each participant follow certain procedures for subscribing and paying for purchased shares.

     As noted above, the Board of Directors has been advised that the Company's activities under the Share Program could render it an underwriter under the 1933 Act in violation of the Fundamental Policies. The Board of Directors has considered that acting as an underwriter and related aspects of the Share Program could expose the Company to certain additional liabilities and risks. Nevertheless, it has determined that implementation of Share Program is in the overall interest of the Company's stockholders and, therefore, it is recommending to the stockholders that they approve the proposed amendment to the Fundamental Policies.

VOTE REQUIRED

     Under the 1940 Act, approval of an amendment to the Fundamental Policies requires an affirmative vote of the majority of all of the Company's outstanding voting securities, regardless of whether the holders of such shares are present and entitled to vote at the Annual Meeting. Considering the number of shares of Common Stock (the Company's only outstanding voting securities) that were outstanding as of the record date for the Annual Meeting, a total of 9,126,854 shares of Common Stock must be voted in favor of this amendment to the Fundamental Policies. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL POLICIES.

                PROPOSAL 5: RATIFICATION OF SELECTION OF AUDITORS

     Ernst & Young LLP has served as independent public accountants for the Company since 1993 and has been selected to serve in such capacity for the year ending December 31, 2000, by all of those members of the Board of Directors who are not "interested persons" of the Company, as defined in the 1940 Act. This selection is subject to ratification or rejection by the stockholders of the Company. Ernst & Young LLP has no financial interest in the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS TO THE COMPANY.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the disclosure requirements of Item 405 of SEC Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, The Nasdaq Stock Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers, directors and greater than 10% beneficial owners, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its executive officers, directors and stockholders were timely satisfied.

                            PROPOSALS OF STOCKHOLDERS

     Any proposal intended to be presented for action at the 2001 Annual Meeting of Stockholders by any stockholder of the Company must be received by the Secretary of the Company not later than December 1, 2000, in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 2001 Annual Meeting of Stockholders. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in Company's proxy statement and proxy form relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require the Company to include any stockholder proposal that does not meet all the requirements for such inclusion established by the Securities and Exchange Commission in effect at that time.

                            METHOD OF COUNTING VOTES

     All duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card except that if no choice is specified, shares will be voted FOR the election of all nominees for Director. Abstentions and `non-votes' will be counted as present only for purposes of determining a quorum. Abstentions are treated as votes against the proposals presented to the stockholders other than the election of directors. Because directors are elected by a plurality of the votes cast, abstentions are not considered in the election. A "non-vote" occurs when a nominee holding shares on behalf of a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                         FINANCIAL STATEMENTS AVAILABLE

     A copy of the Company's 1999 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") FOR THE YEAR ENDED DECEMBER 31, 1999. REQUESTS FOR COPIES SHOULD BE ADDRESSED TO KELLEY GREGORY, INVESTOR RELATIONS, AMERICAN CAPITAL STRATEGIES, LTD., 2 BETHESDA METRO CENTER, 14th FLOOR, BETHESDA, MARYLAND 20814. REQUESTS MAY ALSO BE DIRECTED TO MS. GREGORY AT (301) 951-6122 OR TO kelley_gregory@american-capital.com ON THE INTERNET. COPIES MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV. THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

                                                                     APPENDIX I

                         CERTIFICATE OF AMENDMENT NO. 2
                                       OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     AMERICAN CAPITAL STRATEGIES, LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The Board of Directors of the Corporation duly adopted resolutions in accordance with Section 242 of the General Corporation Law of the State of Delaware proposing, declaring advisable and recommending this amendment (the "Certificate of Amendment") to the Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation. Accordingly, Articles VII and VIII of the Certificate of Incorporation are amended and restated in the entirety as follows:

                                             ARTICLE VII
                                           INDEMNIFICATION

                    Section 7.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact:

                                    (a) that he or she is or was a director,
                           officer or employee of the Corporation, or

                                    (b) that he or she, being at the time a
                           director, officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, "another enterprise" or "other enterprise"), whether either in case (a) or in case (b) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director, officer or employee of the Corporation, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Corporation or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by Section 145 of the General Corporation Law, (or any successor provision or provisions, respectively) as the same exists or may hereafter be amended, respectively (but, in the case of any amendment to Section 145 of the General Corporation Law, with respect to actions taken prior to such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith if such person satisfied the applicable level of care to permit such indemnification under the General Corporation Law, provided however, that nothing in this Article VII shall indemnify any person to the extent that such person has committed willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of such person's duties to or for the Corporation. The persons indemnified by this
                    Article VII are hereinafter referred to as "indemnities." Such indemnification as to such alleged action or inaction shall continue as to an indemnitee who has after such alleged action or inaction ceased to be a director, officer or employee of the Corporation, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the indemnitee's heirs, executors and administrators. The right to indemnification conferred in this Article VII: (i) shall be a contract right; (ii) shall not be affected adversely as to any indemnitee by any amendment of this Certificate with respect to any action or inaction occurring prior to such amendment; and (iii) shall, subject to any requirements imposed by law and the Bylaws, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition."

                    Section 7.2. Relationship to Other Rights and Provisions Concerning Indemnification. The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Bylaws may contain such other provisions concerning indemnification, including provisions specifying reasonable procedures relating to and conditions to the receipt by indemnitees of indemnification, provided that such provisions are not inconsistent with the provisions of this Article VII.

                    Section 7.3. Agents and Employees. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any agent of the Corporation (or any person serving at the Corporation's request as a director, trustee, officer, employee or agent of another enterprise) or to persons who are or were a director, officer, employee or agent of any of the Corporation's affiliates, predecessor or subsidiary corporations or of a constituent corporation absorbed by the Corporation in a consolidation or merger or who is or was serving at the request of such affiliate, predecessor or subsidiary corporation or of such constituent corporation as a director, officer, employee or agent of another enterprise, in each case as determined by the Board of Directors to the fullest extent of the provisions of this Article VII in cases of the indemnification and advancement of expenses of directors and officers of the Corporation, or to any lesser extent (or greater extent, if permitted by law) determined by the Board of Directors.

                                            ARTICLE VIII
                               LIMITATION ON LIABILITY OF DIRECTORS

                    A director of the Corporation shall, to the maximum extent now or hereafter permitted by Section 102(b)(7) of the General Corporation Law (or any successor provision or provisions), have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such director has committed willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties involved in the conduct of the office of director.

SECOND: That the annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares was voted in favor of said amendment.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment to the Certificate of Incorporation is to become effective upon filing.

     IN WITNESS WHEREOF, the undersigned, AMERICAN CAPITAL STRATEGIES, LTD., has caused this Certificate of Amendment to be executed on its behalf by its President and attested to by its Secretary as of this _____ day of __________, 2000.


ATTEST:                                  AMERICAN CAPITAL STRATEGIES, LTD.

                                         By:
------------------------------               ---------------------------------
John E. Erickson                             Name: Malon Wilkus
Vice President, Chief Financial              Title: Chief Executive Officer
Officer and Secretary

                                                                     APPENDIX II

                        AMERICAN CAPITAL STRATEGIES, LTD.
                         2000 EMPLOYEE STOCK OPTION PLAN

1. Definitions

         In this Plan, except where the context otherwise indicates, the following definitions apply:

         1.1. "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company which become such after adoption of the Plan.

         1.2. "Agreement" means a written agreement granting an Option that is executed by the Company and the Optionee.

         1.3. "Board" means the Board of Directors of the Company.

         1.4. "Code" means the Internal Revenue Code of 1986, as amended.

         1.5. "Committee" means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

         1.6. "Common Stock" means the common stock, par value $.01 per share, of the Company.

         1.7. "Company" means American Capital Strategies, Ltd., a Delaware corporation.

         1.8. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 7.

         1.9. "Date of Grant" means the date on which an Option is granted under the Plan.

         1.10. "Director" means a member of the Board of Directors of the Company or any Affiliate.

         1.11. "Eligible Individual" means any Employee or Director or who is also an Employee. Persons who are Directors of the Company who are not also Employees are not officers or Employees shall not be Eligible Individuals.

         1.12. "Employee" means any employee of the Company or an Affiliate or any person who has been hired to be an employee of the Company or an Affiliate.

         1.13. "Fair Market Value" means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

         1.14. "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

         1.15. "1940 Act" means the Investment Company Act of 1940, as amended.

         1.16. "Nonstatutory Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

         1.17. "Option" means an option to purchase Shares granted under the Plan.

         1.18. "Option Period" means the period during which an Option may be exercised.

         1.19. "Option Price" means the price per Share at which an Option may be exercised, provided, however, that the Option Price shall not be less than the Fair Market Value as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 9 hereof, subject to Section 6.4 hereof.

         1.20. "Optionee" means an Eligible Individual to whom an Option has been granted.

         1.21. "Plan" means the American Capital Strategies, Ltd. 2000 Employee Stock Option Plan.

         1.22. "Share" means a share of Common Stock.

2. Purpose

         The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. Administration

         The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options to Eligible Individuals, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms (which terms need not be identical) of all Options including, but not limited to, which Eligible Individuals shall be granted Options, the time or times at which

Options are granted, the Option Price, the number of Shares subject to an Option, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any provisions relating to vesting, any circumstances in which Options terminate or Shares may be repurchased by the Company, the period during which Options may be exercised and any other restrictions on Options. In making these determinations, the Committee may take into account the nature of the services rendered by the Optionees, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan, including, but not limited to, any determination to accelerate the vesting of outstanding Options. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.

4. Eligibility

         Options may be granted only to Eligible Individuals and only Employees shall be eligible to receive Incentive Stock Options.

5. Stock Subject to the Plan

         5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 2,000,000 Shares.

         5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6. Options

         6.1. Options granted under the Plan shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as an Incentive Stock Option or a Nonstatutory Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

         6.2. The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

         6.3. The maximum number of Shares that may be covered by Options granted to any Eligible Individual during the term of this Plan shall not exceed 608,782 Shares.

         6.4. Notwithstanding anything to the contrary in this Plan, without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option or the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

7. Exercise of Options

         7.1. An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2 hereof.

         7.2. Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise; (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; (c) by delivery of a promissory note as provided in Section 7.3 hereof; or (d) by surrender to the Company of an Option (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares.

         7.3. To the extent provided in an Option Agreement and permitted by the 1940 Act and other applicable law, the Committee may accept as payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 7.3 shall be payable upon such terms as may be determined by the

Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

8. Restrictions on Transfer

         Options shall not be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

9. Capital Adjustments

         In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion and to the extent necessary to compensate for the effect thereof, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, (ii) the Option Price of outstanding Options, and (iii) the aggregate number and class of Shares that may be issued under the Plan.

10. Termination or Amendment

         The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company's stockholders to the extent stockholder approval is required by applicable law or regulations and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted nor any Shares issued under the Plan during any suspension or after termination of the Plan.

11. Modification, Extension and Renewal of Options; Substituted Options

         11.1. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan or options and stock appreciation rights granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.4, any such substituted Options may specify a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee's rights or obligations under such Option.

         11.2. Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

12. Effectiveness of the Plan

         The Plan and any amendment thereto shall be effective on the later of
(1) the date which the company closes its initial public offering of Shares, and
(ii) the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. Options may be granted prior to stockholder approval of the Plan, and the date on which any such Option is granted shall be the Date of Grant for all purposes provided that (a) each such Option shall be subject to stockholder approval of the Plan, (b) no Option may be exercised prior to such stockholder approval, and
(c) any such Option shall be void ab initio if such stockholder approval is not obtained.

13. Withholding

         The Company's obligation to deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (iii) delivering to the Company already owned and unencumbered Shares.

14. Term of the Plan

         Unless sooner terminated by the Board pursuant to Section 10, the Plan shall terminate on March 30, 2010, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15. Indemnification of Committee

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16. General Provisions

         16.1. The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

         16.2. The Plan does not constitute inducement or consideration for the employment or service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

         16.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

         16.4. The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

         16.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware and it is the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.

         16.6. The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

         16.7. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

                                                                    APPENDIX III

                        AMERICAN CAPITAL STRATEGIES, LTD.
                  2000 DISINTERESTED DIRECTOR STOCK OPTION PLAN

1.       Definitions.

                  In this 2000 Disinterested Director Stock Option Plan, except where the context otherwise indicates, the following definitions apply:

         1.1  --   Act means the Investment Company Act of 1940, as amended

         1.2  --   Affiliate means a parent or subsidiary corporation of the
                   Company, as defined in Sections 424(e) and (f) of the Code
                   (but substituting the Company for employer corporation), including parents or subsidiaries of the Company which become such after adoption of the Plan.

         1.3  --   Agreement means a written agreement granting an Option that is executed by the Company and the Optionee.

         1.4  --   Board means the Board of Directors of the Company.

         1.5  --   Cause has the meaning set forth in Section 7.3.

         1.6  --   Code means the Internal Revenue Code of 1986, as amended.

         1.7  --   Committee means the committee of the Board and appointed by the Board to administer the Plan which committee will be composed solely of Directors who are not participants in the Plan. Unless otherwise determined by the Board, the Executive
                   Committee of the Board shall be the Committee.

         1.8  --   Common Stock means the common stock, par value $0.01 per
                   share, of the Company.

         1.9  --   Company means American Capital Strategies, Ltd., a Delaware corporation.

         1.10 -- Date of Exercise means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Section 7.1.

         1.11 -- Date of Grant means the date on which an Option is granted under the Plan.

         1.12 -- Director means a member of the Board of Directors of the Company.

         1.13 -- Disability means permanent and total disability within the meaning of Section 22(e)(3) of the code, as determined by the Committee.

         1.14 -- Eligible Individual means any Director of the Company who is not also an Employee and has not been an Employee at any time during the two-year period preceding the date on which an Option is granted to such Director.

         1.15 -- Employee means any employee of the Company or an Affiliate or any person who has been hired to be an employee of the Company or an Affiliate.

         1.16 -- Fair Market Value means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

         1.17 -- Nonstatutory Stock Option means an Option granted under the Plan that does not qualify as an incentive stock option under
                   Section 422 of the Code.

         1.18 --   Option means an option to purchase Shares under the Plan.

         1.19 -- Option Period means the period during which an Option may be exercised.

         1.20 -- Option Price means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee; provided, however, the Option Price shall be not less than the Fair Market Value of a Share as of the date of issuance of the Option. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 9 hereof, subject to Section 6.4.

         1.21 -- Optionee means an Eligible Individual to whom an Option has been granted.

         1.22 -- Plan means the American Capital Strategies, Ltd. 2000 Disinterested Director Stock Option Plan.

         1.23 --   Share means a share of Common Stock.

2.       Purpose.

                  The Plan is intended to assist the Company in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3.       Administration.

                  The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms (which terms need not be identical) of all Options including, but not limited to, which Eligible Individuals shall be granted Options, the time or times at which Options are granted, the Option Price, the number of Shares subject to an Option, any provisions relating to vesting, any circumstances in which Options terminate or Shares may be repurchased by the Company, the period during which Options may be exercised and other restrictions on Options. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this
         Article 3 shall be binding and final.

4.       Eligibility.

                  Options may be granted only to Eligible Individuals.

5.       Stock Subject to the Plan.

         5.1  --   Subject to adjustment provided in Article 9 hereof, the
                   maximum number of Shares that may be issued under the Plan is 150,000 Shares.

         5.2  --   If an Option expires or terminates for any reason without
                   having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6.       Options.

         6.1  --   All Options granted under the Plan shall be Nonstatutory
                   Stock Options. Each Option granted under the Plan shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible
                   Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify.

         6.2  --   The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided however, that an Option shall not be exercisable after ten years from its Date of Grant.

         6.3  --   The maximum number of Shares that may be covered by Options granted to any Eligible Individual during the term of this Plan shall not exceed 25,000 Shares.

         6.4  --   Notwithstanding anything to the contrary in this Plan,
                   without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option or the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

7.       Exercise of Options.

         7.1  --   An Option may, subject to the terms of the applicable
                   Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2.

         7.2  --   Payment of the aggregate Option Price for the Shares with
                   respect to which an Option is being exercised shall be made in cash; provided however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise; (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; or (c) by surrender to the Company of an Option (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any Fractional
                   Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares.

         7.3  --   In the event of the death or Disability of an Optionee during his service as a director, all of his or her unexercised options shall immediately become exercisable and may be exercised (by his or her personal representative in the event of such death) for a period of three years following the date of such death or one year following the date of such Disability, but in no event after the respective expiration dates of such Options. In the event of the termination of an Optionee's service as a director for Cause, any Options held by him or her under this Plan not theretofore exercised shall terminate immediately upon such termination of service as a director and may not be exercised thereafter, unless otherwise determined by the Committee. The Committee in its sole discretion may determine that an Optionee's service as a director was terminated for "Cause," if it finds that the Optionee willfully violated any of the Company's policies on ethical business conduct or engaged in any activity or conduct during his or her service as a director which was inimical to the best interests of the Company. If an Optionee's service as a director is terminated for any reason other than by his death or Disability or by the Company for Cause, his Options, to the extent then exercisable, may be exercised within one year immediately following the date of termination, but in no event after the respective expiration dates of such Options.

8.       Restrictions on Transfer.

                  Options shall not be transferable other than by will or the laws of descent and distribution, except as otherwise provided in an Agreement. An Option may be exercised during the Optionee's lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

9.       Capital Adjustments.

                  In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion and to the extent necessary to compensate for the effect thereof, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, (ii) the Option Price of outstanding Options, and (iii) the aggregate number and class of Shares that may be issued under the Plan.

10.      Termination or Amendment.

                  The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company's stockholders to the extent stockholder approval is required by applicable law or regulations and
         (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted nor any Shares issued under the Plan during any suspension or after termination of the Plan.

11.      Modification, Extension and Renewal of Options; Substituted Options.

         11.1 -- Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.4, any such substituted Options may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee's rights or obligations under such Option.

         11.2 -- Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

12.      Effectiveness of the Plan.

                  The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within twenty-four (24) months after such adoption by the Board and provided, further, that if required by the Act, the Plan or any amendment thereto shall not become effective until the Securities and Exchange Commission or other governmental authority shall have granted the necessary exemptions or other consents pursuant thereto, but to the extent legally permissible, any such effectiveness shall be deemed to occur retroactive to the adoption thereof by the Board. Options may be granted prior to stockholder approval of the Plan or the issuance of necessary governmental exemptions or consent, and the date on which any such Option is granted shall be the Date of Grant for all purposes provided that (a) each such Option shall be subject to stockholder approval and of the issuance of such governmental exemptions or consents, (b) no Option may be exercised prior to such stockholder approval and (c) any such Option shall be void ab initio if such stockholder approval or such governmental exemptions or consents are not obtained.

13.      Withholding.

                  The Company's obligation to deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by combination of such means: (i) tendering a cash payment;
         (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee; or (iii) delivering to the Company already owned and unencumbered Shares.

14.      Term of the Plan.

                  Unless sooner terminated by the Board pursuant to Article 12 hereof, the Plan shall terminate on March 30, 2010, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15.      Indemnification of Committee.

                  In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16.      General Provisions.

         16.1 -- The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

         16.2 -- The Plan does not constitute inducement or consideration for the service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

         16.3 -- Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval of the same.

         16.4 -- Theinterests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

         16.5 -- The Plan shall be governed in accordance with the laws of the State of Delaware.

         16.6 -- The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the

                   Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

         16.7 -- The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

                                   DETACH HERE


                                      PROXY

                        AMERICAN CAPITAL STRATEGIES, LTD.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
               ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL
           STRATEGIES, LTD. (THE "COMPANY") TO BE HELD ON MAY 3, 2000.

     The undersigned hereby appoints John Erickson and Thomas McHale and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, Two Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 on May 3, 2000, at 11:00 a.m., local time, and any adjournments thereof.



SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                SIDE

                                   DETACH HERE


|X| Please mark votes as in this example.

     Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the election of all nominees for Director.

1. Election of Directors.
   Nominees: Philip R. Harper, Stephen P. Walko and Malon Wilkus

                                                          FOR   AGAINST  ABSTAIN
2. Approval of the Charter Amendment                      | |     | |      | |

3. Approval of 2000 Employee
     Stock Option Plan                                    | |     | |      | |

4. Approval of 2000 Disinterested
     Director Stock Option Plan                           | |     | |      | |

5. Approval of Amendment to
     Fundamental Policies                                 | |     | |      | |

6.  Ratification of appointment of Ernst
     & Young LLP as auditors.                             | |     | |      | |

7. In their discretion on any matter that may properly come before said meeting or any adjournment thereof.

       FOR                  WITHHELD
       ALL                  FROM ALL
     NOMINEES               NOMINEES
       | |                    | |

| | --------------------------------------
    For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT | |

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

PLEASE SIGN HERE AND RETURN PROMPTLY.


Signature: _________________________________ Date: ___________________


Signature: _________________________________ Date: ___________________